EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Quarterly Report on Form 10-Q for the period ended February 28, 2010 of Black Hawk Exploration, Inc. (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Dated: April 16, 2010

/s/ Kevin M. Murphy
Kevin M. Murphy
Chief Executive Officer

/s/ Howard Bouch
Howard Bouch
Chief Financial Officer

Dated: April 16, 2010

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Black Hawk Exploration, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.